Exhibit 99.2
October 25, 2022 Third Quarter 2022 Conference Call

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding the COVID-19 pandemic and oil price volatility and their respective effects and results, our protocols and plans, our current work continuing, the spot market, our ability to identify, effect, and integrate acquisitions, joint ventures or other transactions, including the integration of the Alliance acquisition; our spending and cost reduction plans and our ability to manage changes; our strategy; any statements regarding visibility and future utilization; any projections of financial items including projections as to guidance and other outlook information; any statements regarding future operations expenditures; any statements regarding our plans, strategies and objectives for future operations; any statements regarding our ability to enter into, renew and/or perform commercial contracts; any statements concerning developments; any statements regarding our environmental, social and governance ("ESG") initiatives; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to the results and effects of the COVID-19 pandemic and actions by governments, customers, suppliers and partners with respect thereto; market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ability to secure and realize backlog; the effectiveness of our ESG initiatives and disclosures; human capital management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements, which speak only as of their respective dates, except as required by law.

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•Executive Summary (pg. 4) •Operational Highlights by Segment (pg. 10) •Key Financial Metrics (pg. 20) •2022 Outlook (pg. 23) •Environmental, Social and Governance (pg. 31) •Non-GAAP Reconciliations (pg. 32) •Questions and Answers 3 PRESENTATION OUTLINE

Executive Summary 4

5 Alliance •Alliance group of companies (Alliance) acquired on July 1, 2022 •Acquisition price of $119 million cash paid at closing, plus estimated earnout due 2024 •Alliance includes: •Alliance Offshore –ten lift boats, six offshore support vessels (OSVs) and one crew boat •Alliance Energy Services –14 marketable plug and abandonment (P&A) systems, with the ability to scale up to 20, and six coiled tubing systems •Triton Diving –three diving support vessels (DSVs) and one heavy lift barge •Helix Alliance results have been consolidated beginning July 1, 2022 and make up a new reportable segment: Shallow Water Abandonment Thunder Hawk •Interest in Thunder Hawk Field acquired from Murphy on August 25, 2022 •62.5% ownership in three producing wells and related subsea infrastructure •Acquisition effective date was November 1, 2021 with initial purchase price of $20 million; nominal cash received at closing after purchase price adjustments •Assumed ARO of approximately $24 million measured at its expected present value EXECUTIVE SUMMARY –Q3 2022 ACQUISITIONS

6 EXECUTIVE SUMMARY ($ in millions, except per share amounts, unaudited) Three Months Ended 9/30/229/30/216/30/229/30/229/30/21 Revenues273 $ 181 $ 163 $ 585 $ 506 $ Gross profit (loss)39 $ 3 $ (1) $ 19 $ 21 $ 14%2%(1)%3%4% Net loss 1 (19) $ (19) $ (30) $ (90) $ (36) $ Diluted loss per share(0.12) $ (0.13) $ (0.20) $ (0.60) $ (0.24) $ Adjusted EBITDA 2 Business segments69 $ 34 $ 26 $ 104 $ 111 $ Corporate, eliminations and other(16) (7) (10) (32) (23) Adjusted EBITDA 2 53 $ 27 $ 17 $ 72 $ 88 $ Cash and cash equivalents 3 162 $ 238 $ 261 $ 162 $ 238 $ Net debt 4 99 $ (4) $ 4 $ 99 $ (4) $ Cash flows from operating activities25 $ 29 $ (6) $ 1 $ 121 $ Free Cash Flow 2 22 $ 28 $ (7) $ (4) $ 114 $ Nine Months Ended 1 Net loss attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 33 3 Excludes restricted cash of $3 million at 9/30/22 and 6/30/22 and $71 million at 9/30/21 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash Amounts may not add due to rounding

7 Financial Results •Net loss 1 of $19 million, $(0.12) per diluted share •Adjusted EBITDA 2 of $53 million •Operating cash flows of $25 million •Free Cash Flow 2 of $22 million Operations •Strong utilization in the GOM and North Sea •Resumed campaign in Nigeria on the Q7000 following scheduled maintenance •Seasonally strong trenching and ROV activity, including the deployment of new boulder grab •Secured two-year extension with Petrobras on the Siem Helix 2 •Strong results from Helix Alliance, with good contributions from its vessels and P&A systems Year to Date •Net loss 1 of $90 million, $(0.60) per diluted share •Adjusted EBITDA 2 of $72 million •Operating cash flows of $1 million •Free Cash Flow 2 of $(4) million EXECUTIVE SUMMARY –Q3 2022 HIGHLIGHTS 1 Net loss attributable to common shareholders 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures; see non-GAAP reconciliations on slide 33

8 Well Intervention •Well Intervention vessel fleet utilization 87% •88% in the GOM •79% in the North Sea and West Africa •99% in Brazil •15K IRS utilization 43%; 10K IRS idle during quarter Robotics •Robotics chartered vessels utilization 98% •376 total vessel days (100 spot vessel days) •176 days trenching utilization •ROV and trencher utilization 66% Shallow Water Abandonment •81% Liftboats and OSV utilization •86% Diving support vessel utilization •41% Epic Hedron utilization •1,077 days P&A and CT systems utilization representing aggregate 59% utilization on 14 marketable P&A and six CT systems Production Facilities • Helix Producer I operated at full rates and completed regulatory dry dock during quarter •Thunder Hawk stable production since acquisition August 25, 2022 EXECUTIVE SUMMARY –Q3 2022 SEGMENTS

9 Q3 2022 •Cash and cash equivalents of $162 million (excludes $3 million of restricted cash) •Liquidity 1 of $244 million •Long-term debt 2 of $264 million •Net debt 3 of $99 million EXECUTIVE SUMMARY –BALANCE SHEET 1 Liquidity at September 30, 2022 is calculated as the sum of cash and cash equivalents and available capacity under Helix’s ABL facility and excludes restricted cash of approximately $3 million 2 Net of unamortized issuance costs 3 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash

Operational Highlights By Segment 10

BUSINESS SEGMENT RESULTS 11 ($ in millions, unaudited) Three Months EndedNine Months Ended 9/30/229/30/216/30/229/30/229/30/21 Revenues Well Intervention144 $ 131 $ 106 $ 357 $ 397 $ Robotics56 43 50 143 96 Shallow Water Abandonment 1 67 - - 67 - Production Facilities18 19 18 54 49 Intercompany eliminations(13) (12) (11) (37) (37) Total273 $ 181 $ 163 $ 585 $ 506 $ Gross profit (loss) % Well Intervention2 $ 1% (10) $ (7)% (19) $ (18)% (46) $ (13)% (3) $ (1)% Robotics14 24% 7 16% 12 23% 29 20% 8 9% Shallow Water Abandonment 1 17 26% - - 17 26% - Production Facilities7 37% 5 29% 7 38% 20 37% 18 36% Eliminations and other- - - (1) (2) Total39 $ 14% 3 $ 2% (1) $ (1)% 19 $ 3% 21 $ 4% Utilization Well Intervention vessels87%72%67%74%79% Robotics vessels98%99%94%94%95% Robotics assets (ROVs and trenchers)66%43%53%52%35% Shallow Water Abandonment vessels 1 80%- - 80%- Shallow Water Abandonment systems 1 59%- - 59%- 1 Shallow Water Abandonment includes the results of Helix Alliance beginning July 1, 2022, the date of acquisition Amounts may not add due to rounding

WELL INTERVENTION –GULF OF MEXICO • Q5000 –94% utilized in Q3; performed production enhancement and abandonment scopes on three wells for two customers including one with the 15K IRS; subsequently commenced work for Shell on a multi-year campaign • Q4000 –81% utilized in Q3; completed abandonment scope for one customer, followed by a single-well enhancement scope with the 15K IRS for one customer, and commenced a four-well campaign for another customer •15K IRS rental unit –43% utilized in Q3 on both the Q5000 and Q4000 for two separate clients •10K IRS rental unit –idle in Q3 12

WELL INTERVENTION –NORTH SEA AND WEST AFRICA • Well Enhancer – 80%utilized in Q3; performed enhancement and decommissioning operations on four wells for two customers including West of Shetland for one customer; vessel incurred breakdown periods during Q3 • Seawell –99% utilized in Q3; performed enhancement and decommissioning operations, including diving, on eight wells for four customers • Q7000 –59% utilized in Q3; returned to Nigeria in July following scheduled regulatory flag and class recertification maintenance; recommenced operations performing production enhancement on two wells for one customer in Nigeria beginning early August 13

WELL INTERVENTION –BRAZIL • Siem Helix 1 – 99% utilized in Q3; performed ROV work scopes for Trident Energy in preparation for decommissioning campaign; vessel performed two IRM scopes under a five-day term assignment for another customer during the quarter • Siem Helix 2 – 100 % utilized in Q3 for Petrobras; performed decommissioning scopes on four wells and production enhancement scope on one well; secured two-year extension through December 2024 expected to commence December 2022 14

WELL INTERVENTION –UTILIZATION 15 59% 93% 92% 83% 88% 58% 74% 89% 86% 80% 88% 63% 40% 31% 9% 38% 63% 71% 38% 42% 44% 79% 99% 99% 99% 98% 100% 100% 72% 52% 87% 88% 99% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Q1 20Q2 20Q3 20Q4 20Q1 21Q2 21Q3 21Q4 21Q1 22Q2 22Q3 22 Gulf of Mexico¹ North Sea / West Africa² Brazil³ All Well Intervention Vessels 1 Gulf of Mexico includes the Q4000 and Q5000 2 North Sea / West Africa includes the Seawell , Well Enhancer and Q7000 3 Brazil includes the Siem Helix 1 and Siem Helix 2

ROBOTICS • Grand Canyon II (Asia Pacific) –100% utilized in Q3 performing ROV support for windfarm project offshore Taiwan • Grand Canyon III (North Sea) –100% utilized in Q3; performed renewables trenching operations for two customers and oil and gas trenching for another customer • Shelia Bordelon (GOM) –100% utilized in Q3; performed ROV UXO survey support project and boulder removal project for two different customers supporting windfarm operations offshore U.S. east coast • Spot Vessels –100 total days of spot vessel utilization during Q3 •16 total days of spot vessel utilization during Q3 completing renewable seabed clearance work in the North Sea •84 days on the Horizon Enabler performing oil and gas trenching operations for one customer in Egypt and renewables trenching for another customer in the North Sea • Trenching –176 total days of trenching operations on the Grand Canyon III and the Horizon Enabler , including 100 days of renewable trenching and 76 days of oil and gas trenching 16

ROBOTICS UTILIZATION 17 405 499 450 336 165 236 358 419 323 370 376 42 119 154 92 72 84 90 90 66 81 176 34% 34% 37% 32% 24% 36% 43% 38% 35% 53% 66% - 50 100 150 200 250 300 350 400 450 500 0% 10% 20% 30% 40% 50% 60% 70% Q1 20Q2 20Q3 20Q4 20Q1 21Q2 21Q3 21Q4 21Q1 22Q2 22Q3 22 Vessel Days Trenching Days ROV utilization (%) Vessels include the Grand Canyon II , Grand Canyon III , Horizon Enabler , Shelia Bordelon and spot vessels ROVs include 40 work class ROVs, four trenchers, one ROV Drill and one boulder grab in Q3 2022 ROV utilization included 44 ROVs during 2020, 42 ROVs during 2021 and 40 ROVs year-to-date 2022

SHALLOW WATER ABANDONMENT • Offshore –ten liftboats with combined utilization of 72% in Q3 performing make safe, well abandonment, pipeline abandonment, coiled tubing, wireline, construction support, production support and dive support operations for five customers; six OSVs and one crew boat with combined utilization of 95% in Q3 • Energy Services –909 days combined utilization, or 71% over 14 marketable P&A systems in Q3, six coiled tubing systems utilized for combined 168 days, or 30% utilization in Q3 • Diving & Heavy Lift –three diving support vessels with combined utilization of 86% in Q3; heavy lift barge with utilization of 41% in Q3 performing platform removal operations for three customers 18

SHALLOW WATER ABANDONMENT UTILIZATION –Q3 2022 19 1 Vessels include ten liftboats, six OSVs, one crew boat, three diving support vessels, and one heavy lift derrick barge 2 System utilization is based on 14 marketable P&A systems, with the ability to scale up to 20 P&A systems, and six coiled tubing systems 72% 95% 86% 41% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% % Utilization Vessel 1 Utilization Liftboats OSVs and Crew Boat Diving Support Vessels Heavy Lift Derrick Barge 909 168 - 100 200 300 400 500 600 700 800 900 1,000 Days Utilization System 2 Utilization P&A Systems Coiled Tubing Systems (71%) (30%)

Key Financial Metrics 20

DEBT INSTRUMENT PROFILE Total funded debt 1 of $271 million at 9/30/22 •$30 million Convertible Senior Notes due 2023 –4.125% •$200 million Convertible Senior Notes due 2026 –6.75% •$41 million MARAD Debt –4.93% •Semi-annual amortization payments through maturity in Q1 2027 $0 $50 $100 $150 $200 $250 202220232024202520262027 Principal Payment Schedule at 9/30/22 ($ in millions) CSN 2023 CSN 2026 MARAD $0 $38 1 Excludes $7 million of remaining unamortized debt issuance costs 21 $9 $210 $9 $5

DEBT & LIQUIDITY PROFILE ($ in millions) 1 Cash includes cash and cash equivalents but excludes restricted cash at December 31, 2019 and 2021 and September 30, 2022 of $54million, $74 million and $3 million, respectively 2 Long-term debt through December 31, 2020 was net of unamortized discounts and issuance costs; beginning January 1, 2021, long-term debt is net of issuance costs only 3 Liquidity is calculated as the sum of cash and cash equivalents and available capacity under Helix’s $100 million ABL facilityand excludes restricted cash 4 Net debt is calculated as long-term debt (including current maturities of long-term debt) less cash and cash equivalents and restricted cash $267 $279 $208 $291 $254 $162 $(496) $(440) $(406) $(350) $(305) $(264) $348 $426 $380 $452 $305 $244 $(229) $(161) $(143) $(58) $22 $(99) ($500) ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 $500 Cash¹ Long-term debt² Liquidity³ Net debt⁴ 12/31/17 12/31/1812/31/1912/31/2012/31/219/30/22 22

2022 Outlook 23

24 2022 OUTLOOK: FORECAST 1 ($ in millions) 2022 2021 Outlook 1 Actual Revenues$ 785 - 860675 $ Adjusted EBITDA 2 100 - 12096 Free Cash Flow 2 0 - 30132 Capital Additions 3 50 - 6017 Revenue Split: Well Intervention$ 480 - 515517 $ Robotics180 - 200137 Shallow Water Abandonment 1 105 - 120- Production Facilities 4 70 - 7569 Eliminations(50) (48) Total$ 785 - 860675 $ 1 Helix Outlook presents the forecast for the Helix legacy businesses for the full year 2022 and for Shallow Water Abandonment,which includes the results of Helix Alliance beginning July 1, 2022 (date of acquisition) 2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 33 3 Capital Additions include regulatory certification costs for our vessels and systems as well as other capital expenditures 4 Production Facilities revenues include Thunder Hawk Field production following its acquisition on August 25, 2022

25 2022 OUTLOOK –WELL INTERVENTION • Q4000 (Gulf of Mexico) –contracted work through Q4 with expected strong utilization during remainder of 2022 and into 2023 • Q5000 (Gulf of Mexico) – contracted work on the Shell multi-year campaign through remainder of 2022 and into 2023 • IRS rental units (Gulf of Mexico) –15K IRS and 10K IRS expected to be idle during Q4 • WellEnhancer (North Sea) –contracted work through Q4 with expected strong utilization during remainder of 2022 • Seawell (North Sea) –contracted work through Q4 with expected strong utilization during remainder of 2022 • Q7000 (West Africa, Asia Pacific) – campaign in Nigeria expected to conclude late Q4 followed by planned transit to the Asia Pacific region with an approximate 30-day docking prior to contracted decommissioning campaign offshore New Zealand expected to commence first half 2023 • Siem Helix 1 (Brazil) –contracted ROV survey and IRM work in Brazil into Q4 followed by two-year decommissioning contract for Trident Energy commencing late Q4 • Siem Helix 2 (Brazil) –under legacy contract for Petrobras through mid-December, followed by commencement of two-year negotiated extension contracted in September 2022

26 • Grand Canyon II (Asia Pacific) –returning to Thailand in Q4 for contracted decommissioning and ROV support work; vessel expected to have strong utilization through remainder of 2022 • Grand Canyon III (North Sea) –continuing to perform seasonal trenching campaign for several customers expected through mid-December with good visibility and strong utilization expected through remainder of 2022 • Horizon Enabler (North Sea)–continuing to perform trenching through mid-Q4 followed by scheduled shorter duration trenching projects into December • Shelia Bordelon (U.S.) – expected strong utilization through year end, including completing boulder site clearance services supporting a U.S. East Coast windfarm project, with expected follow-on ROV support project in GOM to commence mid-November for remainder of 2022 2022 OUTLOOK –ROBOTICS

27 • Offshore – expect stable utilization on seven to nine liftboats and variable seasonal utilization on OSVs and crew boat for remainder of 2022 • Energy Services – strong utilization for eight to 12 P&A systems and one to three coiled tubing systems expected for remainder of 2022 • Diving & Heavy Lift – diving services expected into mid-Q4 followed by expected seasonal slowdown; heavy lift barge with seasonally limited opportunities during Q4 2022 OUTLOOK –SHALLOW WATER ABANDONMENT

2022 Capital additions are forecasted at approximately $50 -$60 million: •Capital additions during Q3 approximated $13 million and included •Approximately $11 million for regulatory recertification costs, reported in operating cash flows •Approximately $3 million of capital expenditures for new property and equipment •Capital additions for remainder of 2022 expected to be approximately $15 to $25 million Helix Alliance acquisition closed July 1, 2022 for approximately $119 million ($113 million net of acquired cash) Balance Sheet •Our total funded debt 1 is expected to remain at $271 million through December 31, 2022 with no scheduled principal payments during the remainder of the year 2022 OUTLOOK: CAPITAL ADDITIONS & BALANCE SHEET 1 Excludes unamortized issuance costs 28

29 •Continue momentum on the three legs of our Energy Transition business model: production maximization, decommissioning and renewables •Continued integration of Helix Alliance and full-field abandonment capabilities •Expect to continue anticipated momentum from second half 2022 into 2023 •Operating cash flow improvements •Expected improved operating cash flows in 2023 compared to 2022 •Maintenance capex anticipated to be approximately $40-$50 million annually • Well Intervention •Expect strong Gulf of Mexico and North Sea intervention markets in 2023 with improving outlook for utilization and rates • Q7000 to continue with planned Asia Pacific campaign in New Zealand and Australia with approximately 200 days contracted •Expect continued operations in Brazil and stronger 2023 and beyond: •Two-year Trident award on the Siem Helix 1 expected to begin late Q4 2022 •Two-year Petrobras extension on the Siem Helix 2 commencing mid-December 2022 •Awarded multi-year decommissioning contract in Brazil on the Q7000 expected to commence 2023 • Robotics •Anticipate continued strong renewables trenching market •Continued renewables site clearance project opportunities, including in the U.S. markets •Tightening ROV market • Shallow Water Abandonment •Expected strong Gulf of Mexico shallow water decommissioning market •Full-year accretion of Helix Alliance earnings in 2023 BEYOND 2022

30 • Potential Improvements in 2023 1 We continue to expect 2023 to be substantially better than 2022, based on the following: • Brazil –Both vessels expected to be working in intervention mode at profitable rates in 2023; expected EBITDA improvement $55 to $65 million in 2023 • Q7000 –vessel expected to have improved rates during 2023 inclusive of paid mobilization with expected EBITDA improvement $17 to $27 million • Shallow Water Abandonment –Full year of contribution by Helix Alliance in 2023, with EBITDA expected to be $30 to $50 million in 2023, which would represent an incremental EBITDA benefit of $15 to $35 million compared to 2022 outlook • Utilization – Well Intervention increased utilization expected in 2023 compared to 2022, including the Q7000 , due to anticipated fewer days of regulatory maintenance and transit • Rates –Overall Well Intervention rates expected to be up 30% to 45% for full year 2023 compared to rates at the beginning of 2022 • Robotics –Higher ROV utilization expected in 2023 • Production Facilities –Expect continuation of Helix Producer I for 2023; ongoing oil and gas production from acquired interest in Thunder Hawk Field and decommissioning backlog with remaining Droshky wells 1 These potential improvements include key assumptions and estimates. Any significant variation from these key assumptions andestimates could limit our ability to achieve such improvements. BEYOND 2022

ENVIRONMENTAL, SOCIAL AND GOVERNANCE Environmental •Our business supports the responsible transition from a carbon based economy through a three pronged strategy of maximizing remaining oil and gas reserves, abandonment and decommissioning end of life wells and applying the techniques and technologies proven in offshore oil and gas fields to offshore renewables and wind farms.These efforts are published in greater detail in our 2021 Corporate Sustainability Report, a copy of which is available on our website at https://www.helixesg.com/about-helix/our-company/corporate- sustainability/ , and we anticipate publishing our 2022 Corporate Sustainability Report in the near future. Social •Human capital management is a priority at Helix.Investment in our human capital through competitive compensation and attractive benefits, including training and development is necessary to attract and retain talent Governance •Our Board is actively engaged on ESG strategy including health, safety, social, environmental and climate change issues through an open dialogue with management coupled with regular reports from key team members •Our Board has been significantly refreshed over the past four years adding five new members.As part of such long standing refreshment process, the Corporate Governance and Nominating Committee remained engaged in a search for additional independent directors with the diverse characteristics sought by the Board, and in September the Board added two new gender and ethnically diverse members 31

Non-GAAP Reconciliations 32

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Nine Months Ended		Year Ended
	9/30/22	**9/30/21**	**6/30/22**	**9/30/22**	**9/30/21**	**12/31/21**
Adjusted EBITDA:						
Net loss	$ (18,763)	$ (19,043)	$ (29,699)	$ (90,493)	$ (35,776)	$ (61,684)
Adjustments:						
Income tax provision (benefit)	6,500	(1,058)	1,434	10,074	(2,910)	(8,958)
Net interest expense	4,644	5,928	4,799	14,617	17,900	23,201
Loss on extinguishment of long-term debt	-	124	-	-	124	136
Other (income) expense, net	20,271	4,015	13,471	37,623	1,438	1,490
Depreciation and amortization	35,944	36,719	33,158	102,590	106,226	141,514
Gain on equity investment	(78)	-	(8,184)	(8,262)	-	-
EBITDA	$ 48,518	$ 26,685	$ 14,979	$ 66,149	$ 87,002	$ 95,699
Adjustments:						
(Gain) loss on disposition of assets, net	$ -	$ (15)	$ -	$ -	$ 631	$ 631
Acquisition and integration costs	762	-	1,587	2,349	-	-
Change in fair value of contingent consideration	2,664	-	-	2,664		
General provision (release) for current expected credit losses	624	(138)	193	691	(121)	(54)
Adjusted EBITDA	$ 52,568	$ 26,532	$ 16,759	$ 71,853	$ 87,512	$ 96,276
Free Cash Flow:						
Cash flows from operating activities	$ 24,650	$ 28,712	$ (5,841)	$ 1,396	$ 121,252	$ 140,117
Less: Capital expenditures, net of proceeds from sale of assets	(2,803)	(574)	(1,564)	(4,990)	(7,335)	(8,271)
Free Cash Flow	$ 21,847	$ 28,138	$ (7,405)	$ (3,594)	$ 113,917	$ 131,846

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NON-GAAP AND OTHER DEFINITIONS

Non-GAAP Financial Measures

We define EBITDA as earnings before income taxes, net interest expense, gains or losses on extinguishment of long-term debt, gains or losses on equity investments, net other income or expense, and depreciation and amortization expense. Non-cash impairment losses on goodwill and other long-lived assets are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gain or loss on disposition of assets, acquisition and integration costs, the change in fair value of contingent consideration and the general provision (release) for current expected credit losses, if any.

We define Free Cash Flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets.

We use EBITDA, Adjusted EBITDA and Free Cash Flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA, Adjusted EBITDA and Free Cash Flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and Free Cash Flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and Free Cash Flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

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Thank you 35